UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2005

Pierre Foods, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	0-7277	56-0945643
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

9990 Princeton Road, Cincinnati, OH		45246
(Address of principal executive offices)		(Zip code)

513-874-8741

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 14, 2005, Pierre Foods, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter and the year-to-date period ended September 3, 2005.  The text of the release is attached as Exhibit 99.1 to this Form 8-K.  In addition, certain supplemental financial information that will be posted to the Company’s website and referred to during the Company’s conference call on Monday October 17, 2005 is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits 99.1 and 99.2 are furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIERRE FOODS, INC.

Date:	October 14, 2005	By	/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Pierre Foods, Inc. dated October 14, 2005

99.2	Supplemental Financial Information